UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive office) (Zip Code)

(303) 993-5271

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	VAPE	Nasdaq Capital Market
Warrants to purchase Common Stock	VAPEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities

As previously disclosed in CEA Industries Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2025, the Company commenced a private placement offering (the “Offering”) pursuant to securities purchase agreements (the “Securities Purchase Agreements”) entered into with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue (i) an aggregate of 41,754,478 shares of common stock, par value $0.00001 per share (the “Common Stock”) at an offering price of $10.10 per share, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 7,750,510 shares of Common Stock at an offering price of $10.09999 per Pre-Funded Warrant and (iii) stapled warrants to purchase Common Stock (“Stapled Warrants”) to purchase up to an aggregate of 49,504,988 shares of Common Stock at an exercise price of $15.15 per Stapled Warrant to the Purchasers.

Cantor Fitzgerald & Co. acted as the sole placement agent in connection with the Offering.

The material terms of the Pre-Funded Warrants, Stapled Warrants, Securities Purchase Agreements, and the Registration Rights Agreement are described in the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2025, which description is incorporated by reference herein. The form of the Pre-Funded Warrant, the form of Stapled Warrant, the forms of Securities Purchase Agreements, and the form of Registration Rights Agreement are attached as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2025.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Number	Description
104	Cover Page Interactive Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEA Industries Inc.

Dated: August 1, 2025	By:	/s/ Anthony K. McDonald
	Name:	Anthony K. McDonald
	Title:	Chief Executive Officer